UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

Offerpad Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39641	85-2800538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 E. German Road, Suite 1 Chandler, Arizona	85286
(Address of principal executive offices)	(Zip Code)

(844) 388-4539

(Registrant’s telephone number, including area code)

Supernova Partners Acquisition Company, Inc.

4301 50th Street NW

Suite 300, PMB 1044

Washington, D.C. 20016

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $11.50 per share	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Offerpad” and the “Company” refer to Offerpad Solutions Inc., a Delaware corporation (f/k/a Supernova Partners Acquisition Company, Inc., a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “SPNV” refer to Supernova Partners Acquisition Company, Inc., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Due to the large number of events reported under the specified items of Form 8-K, this Report is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “The Business Combination Proposal” beginning on page 100 of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by SPNV on August 12, 2021, SPNV entered into a merger agreement (the “Merger Agreement”), dated March 17, 2021, with Orchids Merger Sub, Inc., a wholly-owned subsidiary of SPNV (“Merger Sub”), and OfferPad, Inc. (“Old Offerpad”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Old Offerpad, with Old Offerpad surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

As previously reported on the Current Report on Form 8-K filed with the SEC on August 31, 2021, SPNV held a special meeting of stockholders on August 31, 2021 (the “Special Meeting”), at which the SPNV stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on September 1, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On September 1, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Offerpad, the Sponsor, certain affiliates of the Sponsor and certain former stockholders of Old Offerpad entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 119 titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.4 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on August 31, 2021, SPNV held the Special Meeting, at which the SPNV stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On September 1, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Supernova Partners Acquisition Company, Inc. to Offerpad Solutions Inc.

Holders of 36,862,087 shares of Supernova Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from SPNV’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $368,620,870 in the aggregate.

As a result of the Business Combination, each outstanding share of Old Offerpad capital stock was converted into the right to receive approximately 7.533 shares of Offerpad’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”).

Additionally, the shares of Supernova Class B common stock automatically converted to 10,062,500 shares of Class A Common Stock (of which 10,022,250 shares are subject to vesting under certain conditions).

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 20,000,000 newly-issued shares of Class A Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $200,000,000 (the “PIPE Investment”). At the Closing, SPNV consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of Initial Shares as described above, and the consummation of the PIPE Investment, there are currently 223,528,935 shares of Class A Common Stock and 14,816,236 shares of Offerpad’s Class B common stock. par value $0.0001 per share (“Class B Common Stock”) issued and outstanding.

The Class A Common Stock and warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “OPAD” and “OPADWS,” respectively, on September 2, 2021, subject to ongoing review of Offerpad’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $368,620,870 was paid from the Company’s trust account to holders that properly exercised their right to have Initial Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $33,879,130 million remained in the trust account. The remaining amount in the trust account was used to fund the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as SPNV was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Offerpad’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Offerpad operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Offerpad. Factors that may impact such forward-looking statements include:

•	its ability to respond to general economic conditions;

•	the health of the U.S. residential real estate industry;

•	its ability to grow market share in its existing markets or any new markets it may enter;

•	the impact of the COVID-19 pandemic;

•	its ability to manage its growth effectively;

•	its ability to accurately value and manage inventory, and to maintain an adequate and desirable supply of inventory;

•	its ability to successfully launch new product and service offerings, and to manage, develop and refine its technology platform;

•	its ability to maintain and enhance its products and brand, and to attract customers;

•	its ability to achieve and maintain profitability in the future;

•	the success of strategic relationships with third parties; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 45 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Offerpad from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Offerpad. There can be no assurance that future developments affecting Offerpad will be those that Offerpad has anticipated. Offerpad undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Offerpad’s business is described in the Proxy Statement/Prospectus in the section titled “Information About Offerpad” beginning on page 189, which is incorporated herein by reference.

Risk Factors

The risks associated with Offerpad’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 45 and are incorporated herein by reference. A summary of the risks associated with Offerpad’s business is also included on pages 33 and 34 of the Proxy Statement/Prospectus under the heading “Risk Factors” and are incorporated herein by reference.

Financial Information

The audited consolidated financial statements of Old Offerpad as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 are included in the Proxy Statement/Prospectus beginning on pages F-50, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Offerpad as of June 30, 2021 and for the periods ended June 30, 2021 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of SPNV and Old Offerpad as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Old Offerpad for the years ended December 31, 2018, 2019 and 2020 and the six months ended June 30, 2020 and 2021 are included in Exhibit 99.3 hereto and incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Management’s discussion and analysis of the quantitative and qualitative disclosures about market risk of Old Offerpad for the years ended December 31, 2018, 2019 and 2020 and the six months ended June 30, 2020 and 2021 are included in Exhibit 99.3 hereto in the section titled “Offerpad’s Management’s Discussion and Analysis of Financial Condition and Results of Operations —Quantitative and Qualitative Disclosures about Market Risk,” and incorporated herein by reference.

Properties

The Company’s facilities are described in the Proxy Statement/Prospectus in the section titled “Information About Offerpad—Facilities and Office Space” on page 196 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Class A Common Stock and Class B Common Stock following the consummation of the Business Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Class A Common Stock or Class B Common Stock;

•	each of Offerpad’s current named executive officers and directors; and

•	all current executive officers and directors of Offerpad as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Offerpad believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. =

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Percentage of Total Voting Power
	Shares	%	Shares	%
5% Holders
Supernova Partners LLC(2)	16,561,250	7.2%	—	—	4.4%
Entities affiliated with LL Capital Partners I, L.P.(3)	100,249,983	44.8%	—	—	27.0%
First American Financial Corporation(4)	32,138,883	14.4%	—	—	8.6%
Jerry Coleman(5)	18,714,704	8.3%	—	—	5.0%
Directors and Executive Officers
Brian Bair(6)	17,701,926	7.3%	14,816,236	100.0%	40.3%
Stephen Johnson(7)	282,478	*	—	—	*
Mike Burnett(8)	564,956	*	—	—	*
Benjamin Aronovitch(9)	273,062	*	—	—	*
Katie Curnutte	—	—	—	—	—
Kenneth DeGiorgio	—	—	—	—	—
Alexander M. Klabin(10)	6,000,000	2.7%	—	—	1.6%
Ryan O’Hara	—	—	—	—	—
Sheryl Palmer	35,000	*	—	—	*
Roberto Sella	100,249,983	44.8%	—	—	27.0%
All directors and executive officers as a group (10 individuals)	125,107,405	51.3%	14,816,236	100.0%	68.5%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is 2150 E German Rd, Suite 1, Chandler, AZ 85286.
(2)

Includes 9,861,250 shares of Class A Common Stock and 6,700,000 warrants to purchase Class A Common Stock that will be exercisable within 60 days of September 1, 2021. Supernova Partners LLC is governed by a board of managers consisting of four managers: Spencer M. Rascoff, Alexander M. Klabin, Robert D. Reid and Michael S. Clifton. As a result, each of Messrs. Rascoff, Klabin, Reid, and Clifton may be deemed to share beneficial ownership of the securities owned by Supernova Partners LLC. However, each manager of Supernova Partners LLC has one vote, and the approval of a majority of the manager is required to approve any action of Supernova Partners LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of at least a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. The address of Supernova Partners LLC is 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016 and post-business combination.

(3)

Consists of shares of Class A Common Stock held by LL Capital Partners I, L.P. and by SIF V, LLC. LLCP I GP, LLC is the general partner of LL Capital Partners I, L.P. and exercises voting and dispositive power over the shares noted herein held by LL Capital Partners I, L.P. LLCP II GP, LLC is the general partner of SIF V,

LLC and exercises voting and dispositive power over the shares noted herein held by SIF V, LLC. Roberto Sella is the sole manager of SIF V, LLC and LLCP II GP, LLC. As the sole manager of SIF V, LLC and LLCP II GP, LLC, Roberto Sella may be deemed to have voting and dispositive power for the shares noted herein held by LL Capital Partners I, L.P. and SIF V, LLC. Each of LL Capital Partners I, L.P., SIF V, LLC and Roberto Sella separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o LL Funds, LLC, 2400 Market Street Philadelphia, PA 19103.
(4)

Consists of shares of Class A Common Stock held of record by First American Financial Corporation (“First American”). The management of First American exercises voting and dispositive power with respect to these securities. The board of directors of First American is responsible for appointing all of the members of management, and no member of the board of directors of First American is deemed to beneficially own the shares of common stock held by First American. The address for First American Financial Corporation is 1 First American Way, Santa Ana, CA 97207.

(5)	Includes 2,885,690 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of September 1, 2021.
(6)

Consists of (i) 351,562 shares of our Class A Common Stock held by the BAB 2021 Irrevocable Trust, (ii) 14,816,236 shares of Class B Common Stock and (iii) 2,534,128 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of September 1, 2021.

(7)	Consists of 282,478 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of September 1, 2021.
(8)	Consists of 564,956 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of September 1, 2021.
(9)	Consists of 273,062 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of September 1, 2021.
(10)

Consists of 4,500,000 shares of Class A Common Stock and 1,500,000 warrants to purchase shares of Class A common stock that will be exercisable within 60 days of September 1, 2021 held by an entity controlled by Mr. Klabin.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of SPNV ceased serving in such capacities, and each of Spencer Rascoff, Robert D. Reid, Michael S. Clifton, Ken Fox, Jim Lanzone, Gregg Renfrew and Rajeev Singh ceased serving on SPNV’s board of directors.

Upon to the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, Brian Bair, Stephen Johnson, Michael Burnett, Benjamin Aronovitch, Katie Curnutte, Kenneth DeGiorgio, Ryan O’Hara, Sheryl Palmer and Roberto Sella were appointed as directors of Offerpad by the holders of Class B common stock of SPNV, to serve until the end of their respective terms and until their successors are elected and qualified, with Brian Bair appointed to serve as Chairman of the Board. Katie Curnutte, Alexander Klabin and Sheryl Palmer were appointed to serve on Offerpad’s audit committee with Sheryl Palmer serving as the chair and Sheryl Palmer and Alexander Klabin both qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Brian Bair was appointed as Offerpad’s Chief Executive Officer, Michael Burnett was appointed as Offerpad’s Chief Financial Officer, and Stephen Johnson was appointed as Offerpad’s Chief Operating Officer.

Additional information regarding Offerpad’s directors and executive officers after the consummation of the Business Combination is included in the Proxy Statement/Prospectus in the section titled “Management of Offerpad Solutions Following the Business Combination” beginning on page 198 and that information is incorporated herein by reference.

Additionally, interlocks and insider participation information regarding Offerpad’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Offerpad Solutions Following the Business Combination —Compensation Committee Interlocks and Insider Participation” beginning on page 203 and that information is incorporated herein by reference.

Director Independence

The independence of each director of Offerpad is described in the Proxy Statement/Prospectus in the section titled “Management of Offerpad Solutions Following the Business Combination —Director Independence” on page 201 and is incorporated herein by reference.

Director Compensation

The compensation of Old Offerpad’s directors is described in the Proxy Statement/Prospectus in the section titled “Offerpad Executive Compensation—Non-Employee Director Compensation” beginning on page 210 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Old Offerpad’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Offerpad Executive Compensation” beginning on page 204 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Offerpad are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 279 and that information is incorporated herein by reference.

Additionally, In August 2021, the Company entered into an amended credit agreement with First American Title Insurance Company. Under the amended credit agreement, the Company borrowed a principal amount of $25.0 million, which is in addition to the $30.0 million that was borrowed during June 2021 under the initial credit agreement. The terms and conditions associated with the $25.0 million borrowed under the amended credit agreement, including the interest rate, maturity and covenants, are consistent with the terms and conditions associated with the initial credit agreement described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 279. The principal amount of the loan, together with all accrued but unpaid interest, was repaid in connection with the Closing.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Offerpad—Legal Proceedings” beginning on page 197, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Class A Common Stock and Offerpad’s warrants commenced trading on the NYSE under the symbols “OPAD” and “OPADWS,” respectively, on September 2, 2021, in lieu of the Class A Common Stock, warrants and units of SPNV. Offerpad has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in Offerpad’s business operations and, accordingly, Offerpad’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Offerpad’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Offerpad to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting SPNV’s Class A common stock, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 274 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Offerpad of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Offerpad’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities” beginning on page 252 and is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of Offerpad’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of Securities—Offerpad Solutions’ Common Stock” beginning on page 215 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, SPNV consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference.

In connection with the Closing, Offerpad also issued shares of Class B Common Stock to Brian Bair, Offerpad’s Chief Executive Officer and a member of its Board of Directors following the Closing. The disclosure under Item 2.01 of this Report relating to the issuance of Class B Common Stock to Mr. Bair is incorporated into this Item 3.02 by reference.

In connection with the Closing, Offerpad also issued an aggregate of 5,000,000 shares of Class A Common Stock and an aggregate of 1,666,667 warrants to purchase Class A Common Stock.

Offerpad issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with Offerpad’s transfer agent). The parties also had adequate access, through business or other relationships, to information about Offerpad.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the SPNV stockholders considered and approved the Offerpad Solutions Inc. 2021 Incentive Award Plan (the “Incentive Award Plan”). The Incentive Award Plan was previously approved, subject to stockholder approval, by SPNV’s board of directors on September 1,, 2021. The Incentive Award Plan became effective immediately upon the Closing. A total of 26,333,222 shares of Class A Common Stock were reserved under the Incentive Award Plan.

A summary of the terms of the Incentive Award Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 4—The Incentive Plan Proposal” beginning on page 151 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Award Plan, a copy of which is attached hereto as Exhibit 10.18 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the SPNV stockholders considered and approved the Offerpad Solutions Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by SPNV’s board of directors on September 1, 2021. The ESPP became effective immediately upon the Closing. A total of 2,633,322 shares of Class A Common Stock were reserved under the ESPP.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The ESPP Proposal” beginning on page 157 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 100, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 1, 2021, Offerpad issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.4 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old Offerpad as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 are included in the Proxy Statement/Prospectus beginning on pages F-51, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Offerpad as of June 30, 2021 and for the periods ended June 30, 2021 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SPNV and Old Offerpad as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of March 17, 2021, by and among the Registrant, Orchids Merger Sub, Inc., Orchids Merger Sub, LLC, and OfferPad, Inc. (incorporated by reference to Annex A to the Registrant’s proxy statement/prospectus dated August 12, 2021).

3.1	Third Restated Certificate of Incorporation of Offerpad Solutions Inc., dated September 1, 2021.

3.2	Bylaws of Offerpad Solutions Inc. (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

4.1	Warrant Agreement, dated as of October 20, 2020, between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

4.3	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.3	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.24 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.6	Form of Forward Purchase Agreement, dated September 25, 2020, among the Registrant and each forward purchaser (incorporated by reference to the Registrant’s Registration Statement on Form S-1 (File No. 333-249053)).

10.7	Amended and Restated Registration Rights Agreement, dated September 1, 2021.

10.8	Offerpad Holders Support Agreement, dated as of March 17, 2021, by and among the Registrant, OfferPad, Inc. and certain other parties thereto (incorporated by reference to Annex E to the Registrant’s proxy statement/prospectus dated August 12, 2021).

10.9	Form of PIPE Subscription Agreement (incorporated by reference to Annex F to the Registrant’s proxy statement/prospectus dated August 12, 2021).

10.10#	Offerpad Solutions 2021 Incentive Award Plan.

10.11#	Offerpad Solutions 2021 Employee Stock Purchase Plan.

10.12	Sponsor Support Agreement, dated as of March 17, 2021, by and among the Registrant, OfferPad, Inc., Supernova Partners LLC and certain other parties thereto (incorporated by reference to Annex I to the Registrant’s proxy statement/prospectus dated August 12, 2021).

10.13+	Fifth Amended and Restated Loan and Security Agreement, dated as of March 31, 2021, by and among OfferPad (SPVBorrower1), LLC, LL Private Lending Fund, L.P., LL Private Lending Fund II, L.P. and LL Funds, LLC. (incorporated by reference to Exhibit 10.21 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.14+	Amended and Restated Mezzanine Loan and Security Agreement, dated as of March 31, 2021, by and among OP SPE BORROWER PARENT, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and LL Private Lending Fund II, L.P. (incorporated by reference to Exhibit 10.22 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.15#	OfferPad, Inc. 2016 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.23 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.16(a)#	Form of Incentive Stock Option Agreement under the OfferPad, Inc. 2016 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.23(a) to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.17	Form of Spencer Rascoff Indemnification and Advancement Agreement (incorporated by reference to Exhibit 10.25 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.18	Offer of Employment Agreement, dated as of August 5, 2016, by and between OfferPad, Inc. and Brian Bair (incorporated by reference to Exhibit 10.26 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.19	Employment Agreement, dated as of August 10, 2020, by and between OfferPad, Inc. and Stephen Johnson (incorporated by reference to Exhibit 10.27 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.20	Employment Agreement, dated as of September 24, 2020, by and between OfferPad, Inc. and Benjamin Aronovitch (incorporated by reference to Exhibit 10.28 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.21	Offer of Employment Agreement, dated as of August 5, 2016, by and between OfferPad, Inc. and Vaughn Bair (incorporated by reference to Exhibit 10.29 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.22	Offerpad Solutions Inc. Non-Employee Director Compensation Program.

10.23+	Second Amended and Restated Master Loan and Security Agreement, dated as of June 23, 2021, by and among Citibank, N.A., OP SPE Borrower Parent, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 10.31 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.23(a)	Amendment No. 1 to the Second Amended and Restated Master Loan and Security Agreement, dated as of July 16, 2021, by and among Citibank, N.A., OP SPE Borrower Parent, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 10.31(a) to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.24+	Credit Agreement, dated as of June 30, 2021, by and between OfferPad, Inc. and First American Title Insurance Company (incorporated by reference to Exhibit 10.32 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.24(a)	Amendment No. 1, dated August 12, 2021, to the Credit Agreement dated as of June 30, 2021, by and between OfferPad, Inc. and First American Title Insurance Company.

14.1	Code of Business Conduct and Ethics.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

99.1	Unaudited condensed consolidated financial statements of Offerpad, Inc. as of June 30, 2021 and for the periods ended June 30, 2021.

99.2	Unaudited pro forma condensed combined financial information of Supernova Partners Acquisition Company, Inc. and OfferPad, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Press release dated September 1, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFERPAD SOLUTIONS INC.

Date: September 7, 2021	By:	/s/ Michael Burnett
	Name:	Michael Burnett
	Title:	Chief Financial Officer